UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2021

INPIXON

(Exact name of registrant as specified in its charter)

Nevada	001-36404	88-0434915
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2479 E. Bayshore Road, Suite 195 Palo Alto, CA	94303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 702-2167

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	INPX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Corporate Strategy

Since 2019, Inpixon (the “Company”) has pursued a corporate strategic acquisition strategy focused on building and developing its business as the Indoor IntelligenceTM provider with the ability to provide end to end solutions ranging from the collection of data to delivering insights from that data to our customers with a focus on securing, digitizing and optimizing premises with our indoor positioning, mapping and analytics solutions for businesses and governments. In furtherance of this strategy, the Company has completed a series of strategic transactions, expanding its Indoor IntelligenceTM platform by acquiring a range of hardware and software technologies for mapping, positioning and analytics that allow organizations to capture, interpret and visualize indoor data for actionable intelligence.

On April 30, 2021, with its acquisition of the outstanding capital stock of Design Reactor, Inc. (a.k.a., “The CXApp”), which offers corporate enterprise organizations a custom-branded, location-aware app focused on enhancing the workplace experience and hosting virtual and hybrid events, in addition to being able to offer the core capabilities required for indoor positioning and visualization, the Company is now able to connect with the end user. Organizations that leverage mapping and on device positioning technologies will require an app to deliver a full solution to the end user. With the ability to offer our customers all of the core components required to deliver a fully comprehensive workplace experience and event app solution we are able to deliver a higher value proposition for our customers in these markets while also increasing our average selling price, annual recurring revenue and customer retention rates.

Item 1.01	Entry into a Material Definitive Agreement.

On April 30, 2021 (the “Closing Date”), Inpixon (the “Company”) completed the acquisition of over 99.9% of the outstanding capital stock of Design Reactor, Inc., a California corporation (“The CXApp”), with a leading SaaS app platform that enables corporate enterprise organizations to provide a custom-branded, location-aware employee app focused on enhancing the workplace experience and hosting virtual and hybrid events (the “Acquisition”).

The Acquisition was consummated pursuant to the terms of a Stock Purchase Agreement, dated as of the Closing Date (the “Purchase Agreement”), by and among the Company, The CXApp, the sellers of the outstanding capital stock of The CXApp (“CXApp Shares”) set forth on the signature page thereto (including each other person who executed a joinder to the Purchase Agreement) (collectively, the “Sellers”), and Leon Papkoff, as a founder of The CXApp and Seller holding approximately 45% of The CXApp outstanding capital stock on a fully diluted basis and the appointed Sellers’ representative (the “Sellers’ Representative”). The closing of the Acquisition was subject to certain conditions precedent including delivery of a fairness opinion to the Company concerning the fairness of the transaction, from a financial point of view, which was obtained by an independent valuation firm.

The aggregate consideration payable to the Sellers for the sale of the CXApp Shares consisted of a combination of cash and shares of the Company’s common stock including:

(i) approximately $22,500,000 in cash, minus The CXApp’s transaction expenses related to the Acquisition, plus The CXApp’s closing cash, minus cash amounts payable to holders of CXApp’s options (the “Equity Payout”), minus the amount that equals 70% of deferred revenue as of the Closing Date, subject to such other adjustments set forth in the Purchase Agreement, including a post-closing working capital adjustment (such amount, as adjusted, the “Cash Purchase Price”) and of which $4,875,000 in cash (the “Holdback Amount”) was retained from the Cash Purchase Price to secure the Sellers’ indemnification obligations under the Purchase Agreement, for a period of 18 months from the Closing Date; and

(ii) 8,820,239 shares of the Company’s common stock, which were valued at approximately $10,000,000 based on a per share price of $1.13 (the “Closing Share Price”), which was the closing price of common stock of the Company immediately prior to executing the Purchase Agreement (such shares, the “Purchaser Closing Shares”); and

(iii) an additional $12,500,000 in contingent earnout payments subject to meeting the Earnout Target (defined below) payable in shares of the Company’s common stock at the Closing Share Price (such shares, the “Earnout Shares”) to certain Sellers (the “Selected Sellers”) within 90 days following the 12 month anniversary of the Closing Date (the “Earnout Payment Date”), subject to certain adjustments (the “Earnout Payment” and together with the Cash Purchase Price and the Purchaser Shares, the “Aggregate Purchase Price”).

The Earnout Payment, if any, will be payable only to certain Sellers if the Company (including its subsidiaries) records revenue from the sale of The CXApp’s cloud based mobile app platform (“Revenue”) of at least $8,270,000 (the “Earnout Target”) from the Closing Date through the 12 month anniversary of the Closing Date (the “Earnout Period”). The Earnout Payment will be subject to a proportional reduction if actual Revenue as of the end of the Earnout Period fails to meet the Earnout Target. For example, if actual Revenue during the applicable Earnout Period is 90% of the Earnout Target, the Earnout Payment will be proportionally reduced by 10%. In addition, if actual Revenue recorded during the Earnout Period is equal to or less than 75% of the Earnout Target, no Earnout Payment will be payable. If the issuance of the Earnout Shares is subject to stockholder approval in accordance with applicable Nasdaq listing rules and such stockholder approval is not received on or prior to the Earnout Payment Date, the Earnout Payment will be paid in cash; provided, however, that the Company may, in its sole discretion, issue an amount of shares of common stock permitted under applicable Nasdaq Listing Rules, if any, and then pay the balance of the Earnout Payment in cash.

The Sellers are required to indemnify the Company for breaches of the Sellers’ or The CXApp’s representations and warranties contained in the Purchase Agreement, provided that such losses exceed $25,000, except for breaches of certain specified fundamental representations and warranties and in cases of actual and intentional fraud or intentional misrepresentation that have no such threshold. The Sellers are also required to indemnify the Company for losses arising out of specified matters, including those relating to the Sellers’ or The CXApp’s breaches of covenants contained the Purchase Agreement, certain tax matters and any transaction expenses or indebtedness of The CXApp to the extent not paid at or prior to the closing of the Acquisition or included in the determination of the Cash Purchase Price. Except with respect to any action based on actual and intentional fraud or intentional misrepresentation, the Sellers’ indemnification obligations are capped at the amount of the Aggregate Purchase Price. The funds from the Holdback Amount are the primary source for any amounts payable by the Sellers in connection with the foregoing, until such funds are exhausted. At such point, the Company can offset any losses against the Earnout Payment, if payable.

In addition, the Sellers are entitled to indemnification from the Company for losses arising out of the Company’s breach of its representations and warranties or covenants contained in the Purchase Agreement or the other transaction agreements. The Company’s indemnification obligations are also capped at the amount of the Aggregate Purchase Price.

The Purchase Agreement imposes on certain Sellers that will continue to provide services to the Company or TheCXApp post-Acquisition, for a period of 3 years from the Closing Date, customary non-compete and non-solicitation restrictions, all of which are subject to certain exceptions and qualifications. In addition, Leon Papkoff will join the Company as an executive vice president leading the Company’s CXApp division. Prior to the closing of the Acquisition, The CXApp also entered into a services agreement with Zivix Technology Limited (China), an entity controlled by Chan Hok Lwong who is also a Seller and a service provider under the services agreement, to provide various services, including engineering and app development for The CXApp platform.

In accordance with the terms of the Purchase Agreement, the Company has agreed to file a resale registration statement (the “Registration Statement”) as promptly as practicable, subject to the expiration of the prohibition period set forth in Section 4.12(a) of that certain Securities Purchase Agreement, dated as of February 16, 2021, by and between the Company and each purchaser identified on the signature pages thereto, to register the Purchaser Shares for resale and to use commercially reasonable efforts to cause the Registration Statement to become effective no later than the date that is 60 days after the date the Registration Statement is filed. Following the effectiveness of the Registration Statement, each Seller agreed that, for so long as such Seller owns any Purchaser Shares or any Earnout Shares, such Seller will not, directly or indirectly, without the prior written consent of the Company, agree or offer to sell, dispose or otherwise transfer any such shares of common stock, except that a Seller may, on any trading day, sell that number of shares that, when aggregated, is equal to 10% of the daily trading volume for the common stock on the Nasdaq Capital Market, or any other trading market on which the common stock is listed, on such trading day; provided, that a Seller will be permitted to sell during any 30-day period (i) an amount of Purchaser Shares up to 25% of such Seller’s initial aggregate amount of Purchaser Shares owned and (ii) an amount of Earnout Shares up to 50% of such Seller’s initial aggregate amount of Earnout Shares owned.

Pursuant to the terms of the Purchase Agreement, effective as of the Closing Date until December 31, 2021, each Seller granted to and appointed the Company as its proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of such Seller, to vote at any meeting of shareholders (each, a “Meeting”) of the Company all of the Purchaser Shares owned by such Seller as of the record date of such Meeting in accordance with any recommendation of the Company’s board of directors, except with respect to a vote on any proposal that materially impacts The CXApp’s ability to achieve the Earnout Target.

The Purchase Agreement contains customary representations, warranties and covenants and termination rights.

The above summary of the Purchase Agreement does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

To the extent required by this Item 2.01, the information included at Item 1.01 above is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

To the extent required by this Item 3.02, the information included at Item 1.01 above is incorporated herein by reference. The issuance of the Purchaser Shares was not, and the issuance of the Earnout Shares, if any, will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), (a) in reliance on an exemption from registration under Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D under the Securities Act for private transactions and (b) in reliance on an exemption from registration provided by Regulation S of the Securities Act inasmuch as certain Sellers are persons other than “U.S. persons” (as defined in Rule 902 under the Securities Act) and the requirements of Rule 903 under the Securities Act were otherwise met.

As of April 30, 2021, after taking into account the issuance of the Purchaser Shares, the Company had 111,751,326 shares of common stock issued and outstanding.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date this initial Current Report on Form 8-K must be filed.

(b) Pro Forma Financial Information.

The pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date this initial Current Report on Form 8-K must be filed.

(d) Exhibits

Exhibit No.	Description

2.1*	Stock Purchase Agreement, dated as of April 30, 2021, among Inpixon, Design Reactor, Inc., dba The CXApp, the sellers set forth on the signature page thereto and each other person who owns outstanding capital stock of The CXApp and executes a Joinder to Stock Purchase Agreement, and Leon Papkoff, as Sellers’ Representative.

*	Schedules, exhibits and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Inpixon hereby undertakes to furnish copies of such omitted materials supplementally upon request by the U.S. Securities and Exchange Commission.

Cautionary Note Regarding Forward-Looking Statements

The information contained in this Current Report on Form 8-K and the exhibit hereto contain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements regarding the ongoing obligations under the Purchase Agreement, including the payment of the Earnout Payment, and other statements containing the words “intend,” “may,” “should,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other comparable terminology, which are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. While the Company believes its plans, intentions and expectations reflected in those forward-looking statements are reasonable, these plans, intentions or expectations may not be achieved. The Company’s actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements. For information about the factors that could cause such differences, please refer to the Company’s filings with the U.S. Securities and Exchange Commission. Given these uncertainties, you should not place undue reliance on these forward-looking statements. The Company assumes no obligation to update any forward-looking statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPIXON

Date: May 6, 2021	By:	/s/ Nadir Ali
	Name:	Nadir Ali
	Title:	Chief Executive Officer

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